UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 3, 2017

TRONC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue Chicago, Illinois 60611
(Address of Principal Executive Offices) (Zip Code)

312-222-9100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE
As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 5, 2017, on September 3, 2017, TRX Pubco, LLC (the “Acquiror”), a wholly-owned, indirect subsidiary of tronc, Inc. (the “Company”), acquired Daily News, L.P. (“Daily News”), owner of the New York Daily News, pursuant to a Partnership Interest Purchase Agreement, entered into on the same date (the “Purchase Agreement”), among Mortimer B. Zuckerman, New DN Company, The Mortimer B. Zuckerman 1983 Family Trust (collectively, the “Sellers”), Daily News, the Acquiror, Tribune Publishing Company, LLC (a subsidiary of the Company), New DN Company as the Sellers’ Representative and the Management Trust defined therein. The Purchase Agreement also contains representations, warranties, covenants, and indemnities of the parties thereto.
This Current Report on Form 8-K/A provides the financial statements of Daily News and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K.
This Current Report on Form 8-K/A should be read in connection with the Current Report on Form 8-K filed on September 5, 2017, which provides a more complete description of Purchase Agreement and the acquisition of Daily News.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited Consolidated Financial Statements of Daily News, L.P. and Subsidiaries as of December 25, 2016 and December 27, 2015 and for each of the three fiscal years in the period ended December 25, 2016 are attached hereto as Exhibit 99.1.
Unaudited Consolidated Financial Statements of Daily News, L.P. and Subsidiaries for the six months ended June 25, 2017 and June 26, 2016, are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information.

Unaudited Pro Forma Combined Financial Statements of tronc, Inc. as of June 25, 2017 and for the year ended December 25, 2016 and for the six months ended June 25, 2017, are attached hereto as Exhibit 99.3.
(d) Exhibits

Exhibit No.     Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1
Audited Consolidated Financial Statements of Daily News, L.P. and Subsidiaries as of December 25, 2016 and December 27, 2015 and for each of the three fiscal years in the period ended December 25, 2016

99.2	Unaudited Consolidated Interim Financial Statements of Daily News, L.P. and Subsidiaries for the six months ended June 25, 2017 and June 26, 2016

99.3	Unaudited Pro Forma Consolidated Financial Statements of tronc, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONC, INC.
Date: November 20, 2017	By: /s/ Justin C. Dearborn Name: Justin C. Dearborn Title: Chief Executive Officer